Exhibit 10.1

McGladrey & Pullen
Certified Public Accountants


March 2, 2004

                                       McGladrey & Pullen,LLP
                                       One Morrocroft Centre, Ste.200
                                       6805 Morrisson Blvd.
                                       Charlotte, NC 28211-3551
                                       O 704.367.6250 F 704.367.6264


Mr. Claude Imbleau
President
Transbotics Corporation
3400 Latrobe drive
Charlotte, North Carolina 28211

Dear Mr. Imbleau,

This is to confirm that the client-auditor relationship between Transbotics Corporation (Commission File Number 0-18253) and McGladrey & Pullen, LLP, independent accountants, has ceased.

Sincerely,

/s/ McGladrey & Pullen, LLP

cc: Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 Fifth Street, N.W.
      Washington, D.C. 20549






McGladrey & Pullen is a member firm of RSM International an affiliation of separate and independent legal entities.